As filed with the Securities and Exchange Commission on July 2, 2008
                          Registration No. 333-148739

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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

               POST-EFFECTIVE AMENDMENT NO. 1 TO FORM SB-2
                                      ON
                                    FORM S-1

             Registration Statement Under The Securities Act of 1933

                                 YOUR EVENT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Nevada
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

                                   26-1375322
                      ------------------------------------
                      (I.R.S. Employer Identification No.)

             7065 W. Ann Road, #130-110, Las Vegas, Nevada   89130
                                (877) 871-4552
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   (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)
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                              Marilyn Montgomery
                         7065 W. Ann Road, #130-110
                          Las Vegas, Nevada  89130
                                (877) 871-4552
        ---------------------------------------------------------
        (Name, address and telephone number of agent for service)

                                 Copies to:
                            Thomas C. Cook, Esq.
                       Law Offices of Thomas C. Cook
                      500 N. Rainbow Blvd., Suite 300
                           Las Vegas, NV  89107
                          Phone:  (702) 221-1925
                          Fax:    (702) 221-1926

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                                 Your Event

              NOTIFICATION OF STATUS OF REGISTRATION STATEMENT


The Form SB-2 Registration Statement on Form S-1 originally filed by Your Event, Inc. on January 18, 2008 and deemed effective by the U. S. Securities and Exchange Commission on April 10, 2008, offered up to a maximum of 4,000,000 shares and a minimum offering of 1,000,000 shares of our $0.001 par value common stock at a price of $0.005 per share pursuant to a self-underwritten offering. The minimum number (1,000,000 shares) was sold by the Company to twenty-nine (29) investors in conjunction with the registered offering for an aggregate of $5,000.00.



                                   SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form SB-1 and authorized this Registration Statement to be signed on its behalf by the undersigned, in the City of Las Vegas, State of Nevada on July 2, 2008.


                                            YOUR EVENT, INC.
                                          ---------------------
                                              Registrant

                              By:   /s/ Marilyn Montgomery
                              -------------------------------------------
                                        Marilyn Montgomery
                                        Title: President, Chief Executive
                                        Officer, Chief Financial Officer,
                                        Secretary and Director (Principal
                                        Executive, Financial, and
                                        Accounting Officer)


In accordance with the requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the dates stated:


Date:  July 2, 2008           By:   /s/ Marilyn Montgomery
       ------------           -------------------------------------------
                                        Marilyn Montgomery
                                        Title: President, Chief Executive
                                        Officer, Chief Financial Officer,
                                        Secretary and Director (Principal
                                        Executive, Financial, and
                                        Accounting Officer)



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